Dreyfus
Massachusetts
Municipal Money
Market Fund

ANNUAL REPORT January 31, 2000

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            17   Report of Independent Auditors

                            18   Important Tax Information

                                 FOR MORE INFORMATION
--------------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                               Dreyfus  Massachusetts Municipal

                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Massachusetts Municipal Money Market Fund, covering the 12-month period from February 1, 1999 through January 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

When the reporting period began, it became apparent that international and domestic economies were growing faster than analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market continued to climb. Due to the fact that unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times between June 30 and the end of the reporting period in an attempt to forestall an acceleration of inflation. A fourth rate hike was announced just a few days after the reporting period ended. These influences contributed to higher yields for tax-exempt money market securities.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Massachusetts Municipal Money Market Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

February 15, 2000

DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Massachusetts Municipal Money Market Fund perform during the period?

For the 12-month period ended January 31, 2000, the fund achieved a tax-exempt yield of 2.61% . Taking into account the effects of compounding, the fund
achieved    an    effective    yield    of    2.64%   .(1)

What is the fund's investment approach?

The fund' s objective is to seek a high level of federal and state of Massachusetts tax-exempt income while maintaining a stable $1.00 share price. We
are    especially    vigilant    in   our   efforts   to   preserve   capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from Massachusetts issuers. Second, we actively manage the fund' s average maturity in anticipation of interest-rate trends and supply-and-demand changes in Massachusetts' short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, and tend to lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund' s average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

Soon  after  the reporting period began, it became apparent that economic growth
was    greater    than    most    investors    had    anticipated.    The   Fun

Evidence emerged that economies in Japan and Southeast Asia had begun to recover, and the growth of the U.S. economy was robust. In the United States, consumer confidence was at a 30-year high and employment was strong, with hourly wages rising.

This positive economic news raised concerns among fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999. An additional rate hike occurred just after the reporting period ended, for a total increase of 100 basis points from February 1, 1999, the start of the reporting period, through February 15, 2000, the date of this report.

Although these interest-rate increases caused short-term tax-exempt yields to rise throughout the reporting period, tax-exempt money market yields did not rise as much as comparable taxable yields during much of the year, primarily because many states and municipalities enjoyed higher tax revenues during this period of economic prosperity. As a result, many municipalities had less need to borrow to satisfy their short-term obligations. Subsequently, when municipalities issued more short-term tax-exempt securities, rates rose more substantially.

What is the fund's current strategy?

We have continued to manage the fund' s average maturity according to our supply-and-demand expectations. Accordingly, we modestly extended the fund's average maturity last summer to maintain competitive yields during a time of little new issuance. We later allowed the fund's average maturity to decline naturally as existing holdings matured, enabling us to capture higher yields during the fourth quarter of 1999, when issuance increased. We again modestly extended the average maturity at year-end to take advantage of market weakness in advance of potential Y2K concerns, which ultimately proved unfounded. We ended the reporting period with a weighted average maturity that was slightly longer than neutral. This position was designed to maintain competitive yields
through    February,    typically    a    low-issuance    month.

Our security selection strategy continued to focus on very high quality, liquid money market instruments from an array of Massachusetts issuers. Some of the instruments used included tax-exempt commercial paper, which offered high levels of liquidity, strong credit characteristics and competitive yields for much of the year. After the Federal Reserve Board raised interest rates in November, however, we used the proceeds from maturing commercial paper to increase our holdings of municipal notes and Variable Rate Demand Notes (VRDNs), high credit quality securities that afforded the fund a high degree of liquidity in advance of buying opportunities at year-end. Of course, portfolio composition will change over time.

February 15, 2000

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

January 31, 2000

STATEMENT OF INVESTMENTS (CONTINUED)



                                                                                             Principal
TAX EXEMPT INVESTMENTS--99.0%                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                         >
Town of Amesbury, GO Notes 4.25%, 3/15/2000                                                   1,000,000                1,000,333

Town of Attleboro, BAN 4.25%, 8/3/2000                                                        5,903,000                5,911,689

City of Boston Water and Sewer Commission, Revenue, VRDN

   3.05%, Series A (LOC; State Street Bank and Trust Co.)                                     2,650,000  (a)           2,650,000

Town of Canton Housing Authority, Multi-Family Housing
   Mortgage Revenue, Refunding, VRDN
   (Canton Arboretum Apartments) 3.40% (LOC; FNMA)                                            6,000,000  (a)           6,000,000

Town of Foxborough, BAN 3.50%, 6/21/2000                                                      4,495,000                4,500,535

Town of Framingham, BAN 4.25%, 3/9/2000                                                       2,500,000                2,500,878

Town of Hanover, BAN 4.25%, 5/30/2000                                                         1,000,000                1,001,059

Town of Mansfield, BAN 4.25%, 4/26/2000                                                       4,000,000                4,003,190

Town of Masconomet Regional School District, BAN

   3.50%, 6/2/2000                                                                            1,122,000                1,122,093

Massachusetts Bay Transportation Authority:

  CP:

      3.75%, Series A, 2/18/2000
         (LOC; State Street Bank and Trust Co.)                                               4,000,000                4,000,000

         (Massachusetts Bridge) 3.80%, 3/13/2000
         (LOC; State Street Bank and Trust Co.)                                               1,000,000                1,000,000

   Revenue, Massachusetts General Transportation System,
      4.50%, Series C, 3/1/2000                                                               2,000,000                2,002,039

Massachusetts Development Finance Agency, VRDN,

  Revenue:

      (Dean College) 3.15% (LOC; Fleet Bank)                                                  2,500,000  (a)           2,500,000

      (Elderhostel Inc.) 3.10% (LOC; Royal Bank of Scotland)                                  5,000,000  (a)           5,000,000

Massachusetts Health and Education Facilities Authority:
   Revenue:

      Refunding (Baystate Medical Center)
         4.375%, Series D, 7/1/2000 (Insured; FGIC)                                           2,000,000                2,006,611

      (University of Massachusetts) 4%, Series A, 7/1/2000
         (Insured; AMBAC)                                                                     1,225,000                1,227,215

   VRDN:

      (Becker College) 3.25% Series A
         (LOC; Fleet National Bank)                                                           1,000,000  (a)           1,000,000

      (Boston University) 4.75% Series H
         (LOC; Landesbank Hessen)                                                             9,000,000  (a)           9,000,000

      (Capital Asset Program):

         3.15%, Series A (LOC; Bank One Corp.)                                                8,250,000  (a)           8,250,000

         3.55%, Series C (Insured; MBIA and Liquidity;
            State Street Bank and Trust Co.)                                                  8,000,000  (a)           8,000,000

         3.55%, Series E (LOC; Bank One Corp.)                                                6,100,000  (a)           6,100,000



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Education Facilities Authority, VRDN
  (continued):

    (Capital Asset Program) (continued):


         3.60%, Series D (Insured; MBIA and Liquidity Facility;
            State Street Bank and Trust Co.)                                                  7,000,000  (a)           7,000,000

      (Hallmark Health Systems) 3.10%, Series B
         (Insured; FSA and Liquidity; Fleet Bank)                                             5,800,000  (a)           5,800,000

      (Harvard University) 2.95%, Series L (Guaranteed by;
         Harvard University)                                                                 10,000,000  (a)          10,000,000

      (Partners Healthcare Systems)

         3.05%, Series P-1 (Insured; FSA and Liquidity:
         Bayerische Landesbank and Morgan
         Guaranty Trust Co.)                                                                  8,400,000  (a)           8,400,000

      (Wellesley College) 3.45%, Series G
         (LOC; Wellesley College)                                                             1,100,000  (a)           1,100,000


Massachusetts Housing Finance Agency, Multi-Family, VRDN,


   Refunding (Harbor Point) 3.20%, Series A
   (LOC; GNMA and Republic National Bank)                                                     5,000,000  (a)           5,000,000


Massachusetts Industrial Finance Agency:

  CP, PCR, Refunding (New England Power Company Project)


      3.75%, Series B, 2/29/2000 (LOC; New England Power Co.)                                 2,000,000                2,000,000

   Industrial Revenue, VRDN,

      (Cambridge Isotope Labs Inc.) 3.35% (LOC; Fleet Bank)                                   3,485,000  (a)           3,485,000

   PCR (Holyoke Water Power Co. Project), VRDN,

      3.15% (LOC; Toronto-Dominion Bank)                                                      3,800,000  (a)           3,800,000

   Revenue, VRDN:

      (Governor Dummer Academy) 3.10%
         (LOC; State Street Bank and Trust Co.)                                                 800,000  (a)             800,000

      (Heritage at Dartmouth) 3.20% (LOC; Fleet National Bank)                                1,825,000  (a)           1,825,000

      (Milton Academy) 3.25%
         (Insured; MBIA and Liquidity; Fleet Bank)                                            1,500,000  (a)           1,500,000

      (Newbury College) 3.25% (LOC; Fleet National Bank)                                      5,585,000  (a)           5,585,000

      Refunding (Showa Womens Institute)
         3.60% (LOC; The Bank of New York)                                                    3,900,000  (a)           3,900,000


Massachusetts Water Resource Authority:

  Multi-Modal, VRDN:

    3.05%, Series B (Insured; AMBAC and Liquidity;|


         Bank of Nova Scotia)                                                                11,100,000  (a)          11,100,000

      Refunding, 3.05%, Series D
         (Insured; FGIC and Liquidity; FGIC)                                                 10,000,000  (a)          10,000,000

   Prerefunding 6%, Series A 4/1/2000                                                         4,500,000                4,515,464

                                                                                                     The Fund




STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Natick, BAN 4.50%, 8/4/2000                                                                   3,174,000                3,181,046

Northhampton, BAN 4%, 6/29/2000                                                               4,000,000                4,007,539

Town of Pittsfield, BAN:


   4%, 7/12/2000                                                                              4,500,000                4,501,920

   4.20%, 7/12/2000                                                                           6,000,000                6,005,119

Town of Taunton, GO Notes 4.25%, 5/1/2000                                                     2,090,000                2,095,517

Town of Tisbury, BAN 4.25%, 6/15/2000                                                         2,820,500                2,823,527

Town of Waltham, BAN 4.25%, 4/28/2000                                                         4,290,000                4,293,622

Town of Wayland, BAN 4.50%, 12/22/2000                                                        4,670,000                4,692,310

Town of Westfield, BAN 4.25%, 4/20/2000                                                       2,500,000                2,502,379
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $198,689,085)                                                             99.0%              198,689,085

CASH AND RECEIVABLES (NET)                                                                         1.0%                2,059,202

NET ASSETS                                                                                       100.0%              200,748,287


Summary of Abbreviations


AMBAC               American Municipal Bond                       GO                General Obligation

                        Assurance Corporation                     GNMA              Government National Mortgage

BAN                 Bond Anticipation Notes                                             Association

CP                  Commercial Paper                              LOC               Letter of Credit

FGIC                Financial Guaranty Insurance                  MBIA              Municipal Bond Investors Assurance

                        Company                                                         Insurance Corporation

FNMA                Federal National Mortgage                     PCR               Pollution Control Revenue

                        Association                               VRDN              Variable Rate Demand Notes

FSA                 Financial Security Assurance



Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 65.8

AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                        9.3

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    24.9

                                                                                                                 100.0

A    SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGES.

B    NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.


C    SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2000

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           198,689,085    198,689,085

Cash                                                                    959,248

Interest receivable                                                   1,224,799

Prepaid expenses and other assets                                        10,636


                                                                    200,883,768
--------------------------------------------------------------------------------


LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            82,205

Accrued expenses                                                         53,276


                                                                        135,481
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      200,748,287
--------------------------------------------------------------------------------


COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     200,783,178

Accumulated net realized gain (loss) on investments                    (34,891)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      200,748,287
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
Beneficial Interest authorized)                                     200,798,074

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Year Ended January 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,103,266

EXPENSES:

Management fee--Note 2(a)                                              943,227

Shareholder servicing costs--Note 2(b)                                 140,460

Professional fees                                                       44,841

Custodian fees                                                          22,357


Registration fees                                                      16,283

Prospectus and shareholders' reports                                   13,373

Trustees' fees and expenses--Note 2(c)                                  7,224

Miscellaneous                                                           7,742

TOTAL EXPENSES                                                      1,195,507

INVESTMENT INCOME--NET                                              4,907,759
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                  (29)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                4,907,730


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended January 31,
                                                    ----------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,907,759            5,417,443

Net realized gain (loss) on investments              (29)                (398)

NET INCREASE (DECREASE) IN NET ASSETS


   RESULTING FROM OPERATIONS                    4,907,730            5,417,045
--------------------------------------------------------------------------------


DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (4,907,759)          (5,417,443)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 407,399,301         427,639,049

Dividends reinvested                            3,040,795           3,305,496

Cost of shares redeemed                     (414,975,495)        (405,323,494)

INCREASE (DECREASE) IN NET ASSETS


   FROM BENEFICIAL INTEREST TRANSACTIONS     (4,535,399)           25,621,051

TOTAL INCREASE (DECREASE) IN NET ASSETS      (4,535,428)           25,620,653
--------------------------------------------------------------------------------


NET ASSETS ($):

Beginning of period                           205,283,715          179,663,062

END OF PERIOD                                 200,748,287          205,283,715

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                           Year Ended January 31,
                                                                 -------------------------------------------------------------------


                                                                 2000          1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00           1.00           1.00           1.00


Investment Operations:


Investment income--net                                            .026          .028           .030           .028           .033


Distributions:


Dividends from investment income--net                            (.026)        (.028)         (.030)         (.028)          (.033)

Net asset value, end of period                                   1.00          1.00           1.00           1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.64          2.79           3.01           2.86            3.34
------------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):


Ratio of expenses to average net assets                           .63           .64            .63            .60             .46


Ratio of net investment income


   to average net assets                                         2.60          2.75           2.97           2.82            3.28


Decrease reflected in above expense ratios


   due to undertakings by
   The Dreyfus Corporation                                         --           --             .01            .06             .19
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         200,748       205,284         179,663       191,996         155,055


SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Massachusetts  Municipal  Money  Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund
received    net
earnings credits of $7,783 during the period ended January 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $34,900 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 2000. If not applied, $30,500 of the carryover expires in fiscal 2003, $1,000 expires in fiscal 2004, $300 expires in fiscal 2005, $2,700 expires in fiscal 2006 and $400 expires in fiscal 2007.

At January 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTE 2--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended January 31, 2000, the fund was charged $84,354 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency service for the fund. During the period ended January 31, 2000, the fund was charged $34,833 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Subsequent Event:

At a meeting of the fund's Board of Trustees held on January 19, 2000, the Board approved the termination of the fund' s Distribution Agreement with Premier Mutual Fund Services Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation. The new Distribution Agreement with Dreyfus Service Corporation is slated for effectiveness on March 16, 2000.


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REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Massachusetts Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Municipal Money Market Fund, including the statement of investments, as of January 31, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of January 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Municipal Money Market Fund at January 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

March 3, 2000

                                                              The Fund



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IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 2000 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

NOTES

                                                           For More Information

                        Dreyfus Massachusetts Municipal

                        Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   639AR001



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